UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934
Date of Report (date of earliest event report):  November 12, 2008 (November 5, 2008)

GEOKINETICS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1500 CityWest Blvd., Suite 800
Houston, Texas 77042
(Address of principal executive offices)

(713) 850-7600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             Results of Operations and Financial Condition

On November 5, 2008, Geokinetics Inc., a Delaware corporation (the “Company”), issued a press release announcing its 2008 third quarter and nine months results. A copy of the press release is attached hereto as exhibit 99.1, the contents of which are furnished in its entirety.

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1932, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01             Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated November 5, 2008, announcing Geokinetics’ third quarter and nine month 2008 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: November 12, 2008	By:	/s/ Scott A. McCurdy
Scott A. McCurdy, Vice President and Chief Financial Officer